Exhibit 10.3



                             DIAMOND S HOLDINGS LTD
           818-470 Granville St, Vancouver BC V6V 1V5 Ph. 604 904 2432




Claron Ventures Inc.                                   August 25, 2005
#2 630 2nd Ave. N.
Saskatoon  SASK  S7K 2C8



               Re: Lucky Todd Claims
                   Similkameen Mining Division
                   British Columbia, Canada



               Sale of Property

               Including "Bill of Sale Absolute"
               For Lucky Todd [$10] & Lucky Todd 2 [$10]




                                                  $6000.00

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